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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  April 17, 2003
                                                           --------------



                            Finlay Enterprises, Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                         0-25716                     13-3492802
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  (State or other                    (Commission                (IRS Employer
  jurisdiction of                    File Number)            Identification No.)
   incorporation)


   529 Fifth Avenue, New York, New York                             10017
   ------------------------------------                             -----
 (Address of principal executive offices)                        (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)      Not applicable.

(c)            Exhibits.

               The following exhibits are filed with this Form 8-K:

               99.1      Finlay Enterprises, Inc. press release dated
                         April 17, 2003.

               99.2      Cautionary Statements.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K.

     On April 17, 2003, Finlay Enterprises, Inc. (the "Registrant") issued a press release to report that the Registrant has adopted new accounting guidance for vendor allowances (EITF No. 02-16) retroactive to the beginning of fiscal 2002 and has changed its method of accounting for such allowances going forward. As a result, the Registrant has adjusted its reported earnings for the 2002 fiscal year to include a one-time, non-cash, after-tax charge of $17.2 million, which is classified as a "cumulative effect of a change in accounting principle." The Registrant believes with this early adoption there should be no material impact on fiscal 2003 results. The Registrant also reiterated its previously provided earnings expectations for fiscal 2003.

     The foregoing information, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FINLAY ENTERPRISES, INC.
                                           (Registrant)

Dated:  April 17, 2003                     By: /s/ Bruce E. Zurlnick
                                               ---------------------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer